Exhibit 10.1

WEBSITE & DOMAIN NAME PURCHASE AGREEMENT

THIS AGREEMENT (“Agreement”) is made as of the 22th day of July 2011, by and between Rarus Minerals, Inc., a Nevada Corporation (“Company”, “Seller”, or “Rarus”), and Domain Media, LLC. (“Buyer” or “DM”) an Arizona Limited Liability Company.

WHEREAS, the Seller shall sell to the Buyer upon the date first written above (“Sale Date”), and the Buyer shall purchase from the Seller, certain websites and domains that Rarus owns, which shall be listed on Schedule A, hereto ( “Websites”).

Payment for the Websites:   The Buyer shall pay to Seller, the following: (a) Two hundred seventy five dollars ($275.00 US) which shall be exchanged as the accrued and unpaid hosting, website management and reporting expenses that the Company owes DM from June 1, 2011 through the Sale Date. Upon the closing of the purchase of the Websites by Buyer from Seller, the accrued expenses shall no longer be due and owing by the Seller to Buyer.

Transfer of Intellectual Property.  Seller hereby assigns and conveys to Buyer, all worldwide right, title and interest in and to certain works developed, created, invented, conceived, reduced to practice, or authored, either solely or jointly with others, with respect to the assets as described in Schedule A, to include the domain name, website, web development, software development, design work, engineering work and/or computer software characters, artwork, programs, documentation, and any modifications, amendments, translations, upgrades, updates, enhancements, derivative works and any other changes to or attendant to the assets contained in Schedule A, including worldwide trademark, copyright, trade secret, patent and all other proprietary rights (collectively, the “Works”).

Non-Disclosure:

The Company hereby agrees to maintain the confidentiality of this Agreement and will not to disclose the nature and terms of the sale of Websites, except as required by applicable law or pursuant to any disclosures required to be made pursuant to any regulatory reporting requirements.

Confidentiality:  Notwithstanding any other provision hereof, the parties agree that any documents or information, which the Company provides or has previously provided to the Buyer in connection with the Websites, shall be deemed to be “Confidential Information” hereunder.  Any Confidential Information which the Company discloses (or has disclosed prior to the date hereof) to the Buyer (a) shall not be used by the Buyer in its business activities or for any purpose other than in connection with the Websites industry focus and (b) shall not be disclosed by the Buyer to any other person or entity without the Company’s prior written consent; provided, however, that the Buyer may reveal such information to its representatives and Buyers who (i) need to know or be aware of the Confidential Information in connection with the Websites and (ii) are informed of the confidential nature of the Confidential Information and agree to comply with the provisions of this Agreement.

Expenses:   Each of the parties hereto shall be responsible for their own expenses pursuant to this Agreement and effecting the transaction contemplated herein.

Jurisdiction:   This Agreement is made pursuant to the State of Arizona, Maricopa County.

IN WITNESS WHEREOF, the parties hereto have duly caused this Website and Domain Name Purchase Agreement to be executed as of the day and year first above written.

RARUS MINERALS, INC.

DOMAIN MEDIA, LLC

/s/ Manfred Ruf

/s/ Chris Kern

Authorized Signature

Authorized Signature

Print Name: Manfred Ruf

Print Name:  Chris J. Kern

Title: President

Title:  Managing Member

Address:

Address:

2850 W. Horizon Ridge Pkwy., Ste 200

1854 E. Scorpio Place, Suite 201

Street Address

Street Address

Henderson, NV 89502

Chandler, AZ 85249

City, State & Zip

City, State & Zip

702-430-4610

480-659-4907

Telephone Number

Telephone Number

SCHEDULE A

Websites and/or Domain Names (Websites)

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HotelPlace.net

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HotelsInSanFran.com

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BestHotelsInCanada.com

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BestHotelsInMiami.com

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BestHotelsInGermany.com

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BestHotelsInFrankfurt.com

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BestHotelsInSpain.com

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BestHotelsInEngland.com

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HotelDealsOnline.info

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HotelRateFinder.info